Supplement to Prospectus Dated May 3, 1999
                         Supplement dated August 18, 1999

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-444-3970.

The investment objectives/policies of the following portfolios of the Galaxy VIP Fund found in the section of the Prospectus entitled "INVESTMENT OBJECTIVES - What are the investment objectives and policies of the Portfolios?" is amended and restated as follows:

GAL VIP Small Company Growth: seeks capital appreciation. The Portfolio attempts to achieve this objective by investing at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Portfolio invests primarily in the common stock of U.S. companies but may invest up to 20% of its total assets in foreign equity securities.

GAL VIP High Quality Bond: seeks a high level of current income consistent with prudent risk of capital. The Portfolio invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Portfolio also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations. Nearly all of the Portfolio's investments will be of investment grade quality. These are securities which have one of the top four highest rating assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or are unrated securities determined to be of comparable quality. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in high quality debt obligations that have one of the top two highest ratings assigned by S&P or Moody's or unrated securities determined to be of comparable quality.




(GAL3)